UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2004

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.

Quovadx, Inc., a Delaware corporation (the “Company” or “Registrant”) has restructured its Research and Development (R&D) organization to better align resources under the three-division structure and to bring R&D closer to the markets and customers they serve. Because the responsibilities once performed by the Chief Technology Officer have been distributed within the Registrant’s three divisions, the Company has eliminated centralized leadership of the R&D group. As a result, effective August 31, 2004, the Chief Technology Officer, Dr. Ann Ting, has left the Company to pursue other opportunities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: August 31, 2004

/s/ Linda K. Wackwitz
Linda K. Wackwitz
Assistant Secretary